UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2005.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


          New  York                     000-30252                98-0163232
 ----------------------------         -------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
   of  incorporation)                  File  Number)         Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     ITEM  8.01.  OTHER  EVENTS

     As previously disclosed, Genesis Bioventures, Inc. (the "Company" or "GBI") filed an extension through Form 12b-25 for late filing of its year end audited financial statements Form 10-KSB. At that time, the Company believed that it would be able to file its complete Form 10-KSB within the time allotted by Rule 12b-25.

     Due to the delay in receiving funding and the auditing expenses incurred previously, the Company intended to replace its previous auditors and have its current accountants act as auditors for the year end financial statements. Subsequent to filing Form 12b-25, GBI's accountants were found to be in a conflict of interest that would not permit them to perform the audit.

     At such a late date, it was impossible to engage another firm that would be able to complete a review and report on the financial statements within the prescribed time period. GBI has now identified alternative auditors and is proceeding to an engagement.

     The Company plans to file its Form 10-KSB as soon as possible subsequent to completion of a review by the auditors.

     ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits.

     99.1  Press  Release  dated  April  18,  2005


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENESIS  BIOVENTURES,  INC.
                                            (Registrant)

Dated:  April  18,  2005                    By  /s/  E.  Greg  McCartney
                                                ------------------------
                                                E.  Greg  McCartney
                                                Chairman  and  CEO


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                                  EXHIBIT INDEX

Exhibit  No.          Description
------------          -----------

99.1     Press  Release  dated  April  18,  2005



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